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                                                                   EXHIBIT 10.19


                       NONQUALIFIED STOCK OPTION AGREEMENT


         AGREEMENT made this x day of x, 200x, between OIL STATES INTERNATIONAL, INC., a Delaware corporation (the "Company"), and EMPLOYEE NAME ("Employee").

         To carry out the purposes of the 2001 EQUITY PARTICIPATION PLAN OF OIL STATES INTERNATIONAL, INC. (the "Plan"), by affording Employee the opportunity to purchase shares of the common stock of the Company, par value $.01 per share ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of NUMBER shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement, shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise. This Option shall not be treated as an incentive stock option, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $x per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                     PERCENTAGE OF SHARES
                  NUMBER OF FULL YEARS               THAT MAY BE PURCHASED
                  --------------------               ---------------------
                  Less than         1 year                     0%
                                    1 year                    25%
                                    2 years                   50%
                                    3 years                   75%
                                    4 years or more          100%



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         This Option will terminate and cease to be exercisable upon Employee's termination of employment with the Company, except that:

                  (a) If Employee's employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code) or retirement, this Option may be exercised in full by Employee at any time during the period of one year following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a one year period following Employee's death if Employee dies during the one year period following such termination. As used in this paragraph, "retirement" shall mean the termination of Employee's employment with the Company for reasons other than cause (as defined in (c) below) on or after attainment of age 65 or, with the express written consent of the Committee, on or after the age of 55.

                  (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option in full at any time during the period of one year following the date of Employee's death.

                  (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, unless such employment is terminated for cause, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. As used in this paragraph, the term "cause" shall mean Employee (i) has been convicted of a misdemeanor involving moral turpitude or of a felony, (ii) has engaged in gross negligence or willful misconduct in the performance of the duties of Employee's employment, (iii) has willfully disregarded any written corporate policies established by the Company, or (iv) has materially breached any material provision of any written agreement between Employee and the Company or any of its Affiliates.

         This Option shall not be exercisable in any event after the expiration of six years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by constructively tendering to the Company shares of Stock having a fair market value equal to the purchase price and which shares, if acquired pursuant to a Company granted option, have been held by Employee for more than six months, (c) if the Stock is readily tradeable on a national securities market, through a "cashless-broker" exercise in accordance with a Company-established policy or program for the same, or (d) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to affect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or



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certificates representing such shares shall have been issued by the Company to
Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or, with the consent of the Committee, shares of Stock as the Company may require to meet its minimum withholding obligations under applicable tax laws or regulations, provided that if, when the Option is exercised, Employee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, by reason of being a current or former officer or director of the Company or an Affiliate, Employee may direct the Company to withhold a number of Option shares for the exercise sufficient to satisfy such minimum tax withholding requirements. No exercise of this Option shall be effective until Employee (or the person entitled to exercise the option, as applicable) has made arrangements approved by the Company to satisfy all applicable minimum tax withholding requirements of the Company.

         5. STATUS OF STOCK. The Company has registered for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and intends to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its reasonable best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, and (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities laws and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.



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         6. EMPLOYMENT RELATIONSHIP. Employee shall be considered to be in the employment of the Company as long as Employee remains an Employee, Director or consultant of the Company or any of its Affiliates. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.

         7. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of law principles thereof.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


                                    OIL STATES INTERNATIONAL, INC.


                                    By:
                                         ---------------------------------------
                                         Cindy B. Taylor
                                         Sr. Vice President, Chief Financial
                                         Officer and Treasurer

                                         ---------------------------------------
                                         Employee Name



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